406 P-1
406 PA-1
                    SUPPLEMENT DATED AUGUST 10, 2001
                          TO THE PROSPECTUS OF
                         TEMPLETON INCOME TRUST
                      (Templeton Global Bond Fund)
                  Class A, Class C and Advisor Shares
                         dated January 1, 2001
                     as supplemented March 28, 2001

The prospectus is amended as follows:
The "Management" section on page 8 is supplemented with the following:
Effective July 2001, Franklin Advisers, Inc. (Advisers), located at One Franklin Parkway, San Mateo, California 94403, has assumed the fixed income investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC (Investment Counsel) through its Templeton Global Bond Managers division. Investment Counsel and Advisers are both subsidiaries of Franklin Resources, Inc. Members of the investment management team previously employed by Investment Counsel continue to be responsible for the Fund's day-to-day management. The Fund's goal of current income with capital appreciation and growth of income, as well as its other investment policies, restrictions and tax diversification requirements, remain the same. The Fund pays Advisers the same fee for managing the Fund's assets as it paid Investment Counsel. For the fiscal year ended August 31, 2000, the Fund paid 0.50% of its average daily net assets to Investment Counsel for its services.

           PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.